1995
Annual
Report

                        -----
                        DELAWARE
                        GROUP
                        DELCAP
                        FUND
                        -----



                   A Tradition of Sound Investing Since 1929

[DELAWARE GROUP LOGO]
---------------------
Philadelphia - London

DELCAP FUND
-----------------------
INVESTMENT
-----------------------
OBJECTIVE
-----------------------

TO SEEK LONG-TERM CAPITAL GROWTH BY INVESTING IN COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF COMPANIES THAT HAVE A DEMONSTRATED HISTORY OF GROWTH AND HAVE THE POTENTIAL TO SUPPORT CONTINUED GROWTH.

ABOUT OUR COVER
-----------------------

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.

DELAWARE GROUP
-----------------------
A TRADITION OF
-----------------------
SOUND INVESTING
-----------------------

Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware provides a full range of mutual fund investments, annuities and retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.

         Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of investment management experience, we have demonstrated our commitment to quality investment management and service.

         Today, Delaware manages some $27 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

OCTOBER 20, 1995

DEAR
-----------------------
SHAREHOLDER:
-----------------------

Your Fund achieved very positive results during the fiscal year that ended on September 30, 1995, marking a significant turnaround from a year earlier. As you may recall, in 1994 the stock market was plagued by rising interest rates.

         Low inflation, strong earnings expectations for small and mid-size companies and a touch of speculation in the technology sector contributed to the strong performance of DelCap Fund, whose portfolio consists of stocks spanning a broad range of rapidly growing businesses.

         It has generally been a banner year for U.S. stocks and a rewarding year for your Fund. The Standard & Poor's 500 Index, an unmanaged market barometer of large blue chip companies - which are not DelCap's "stock in trade" - rose +29.7% during the Fund's fiscal year, one of the strongest markets in recent memory. The NASDAQ Industrial Index, an unmanaged barometer more representative of DelCap's focus, rose +26.26%. The rally began in the spring, when the stock market anticipated that the Fed would lower the Federal Funds rate, which it did on July 6.

         Interest rate movements have a strong effect on corporate earnings as well as the relative attractiveness of stocks as an investment class. Consequently, stock prices were positively influenced by lower interest rates; 30-year U.S.Treasury Bond yields stood at 6.50% as of September 30, compared to 7.82% a year earlier.

         Technology stocks rallied sharply in the spring and early summer as the market expected that the use of personal computers and on-line services would increase amid the introduction of new software. Health care stocks advanced amid merger activity and cost-cutting efforts by hospitals and medical service providers.

         With a diversified mix of small and mid-


-----------------------------------------------------
                                  AVERAGE ANNUAL
                                   TOTAL RETURN
                            -------------------------
                            One Year          3/27/86
                              Ended             To
                             9/30/95          9/30/95
DelCap Fund A                +22.04%          +22.67%
NASDAQ Industrial Index      +26.26%          +10.69%
Lipper Mid-Cap Fund Average  +28.63%          +13.26%
Standard & Poors 500 Index   +29.70%          +13.40%

Performance for DelCap Fund and the Lipper
Mid-Cap Average is based on net asset value without
impact of sales charges. DelCap was introduced on 3/27/86.
Performance information for both Classes is on page 7.
-----------------------------------------------------


size companies, DelCap Fund A Class had a very attractive total return (capital change plus income at net asset value) of +22.04% for the year ended September 30, 1995. Still, DelCap's performance was not as strong as the three broad measures we normally use, as can be seen in the table above.

         The Fund's weighting in technology stocks, was less than the three measures in the chart above, particularly in the recently strong but volatile and cyclical semiconductor industry. We should note that the exceptional appreciation enjoyed by the technology sector this year has been unusual and that, as of this writing, the sector's speculative fever had begun to subside.

         We are pleased that this past fiscal year DelCap's performance tracked DelCap's long-term annual average return at net asset value of +22.67% since the Fund began operating on March 27, 1986. In contrast, the returns of the NASDAQ Industrial Index and Lipper Mid-Cap Fund Average during your Fund's lifetime are less than half their performance over the past fiscal year, reflecting the volatile short-term behavior of the stock universe in which DelCap invests.

         During the past year, your Fund followed its "fundamental" approach to investing - one that emphasizes long-term growth trends, consistent earnings and strong management - in a market that favored "momentum" investing, a style that focuses on short-term stock price behavior. A profile of our investment approach appears on page 8.

         We encourage you to read portfolio manager Edward Antoian's review of the Fund's performance during the past year and his outlook for the coming months. We are confident that the Fund's disciplined strategy will continue to help investors benefit from the growth of dynamic, well-managed small and mid-size companies as we commence your Fund's 10th year.

Sincerely,

/s/ Wayne A. Stork

Wayne A. Stork
Chairman



PORTFOLIO
-----------------------
MANAGER'S
-----------------------
REPORT
-----------------------

The fiscal year ended September 30, 1995, has been a rewarding period for DelCap Fund shareholders as lower interest rates resulted in higher stock prices, particularly for small and mid-size growth stocks. Surprisingly, despite lower interest rates, capital appreciation for many smaller non-technology issues was no better than the gains made by shares of large companies. A major reason was the weakness of the U.S. dollar relative to key Asian and European currencies.

         Generally, the value of the dollar has little effect on smaller companies because, in most cases, these businesses derive only a small share of revenues from exports - at least relative to large, multinational conglomerates. Smaller stocks therefore tend to underperform relative to large, export-driven stocks when the dollar's value is declining. That was the case during much of our second fiscal half.

---------------------------------------------------------
              HOW DELCAP'S PORTFOLIO MIX
                     HAS CHANGED

                               WEIGHTING AS OF:
SECTOR                      9/94             9/95
Consumer*                    29%              29%
Technology                   18%              20%
Health Care                  19%              15%
Business Services            12%              14%
Financial                     8%               7%
Basic Industry                3%               4%

*Includes manufacturing, retail and services
  Percentages based on total net assets.

---------------------------------------------------------


         A major exception to this rule of thumb is technology stocks. Unlike most industries, U.S. computer hardware and software companies dominate the world landscape, and even small high-tech firms export much of what they produce. In our opinion, technology stocks temporarily enjoyed the best of all worlds in fiscal 1995 as they benefited from declines in both interest rates and the dollar.

THE FUND'S INVESTMENT STRATEGY

Overall, our portfolio was broadly diversified - with health care, consumer and non-cyclical technology accounting for approximately 64% of the Fund's net assets. Consequently, we did not rely on the shifting sands of currency values and cyclical technology stocks to achieve short-term success. We take a long-term view of the market and focus on classic growth industry sectors that historically provide consistent returns.


[FIGURE 1]

FROM LEFT TO RIGHT THE DELCAP MANAGEMENT TEAM:
EDWARD ANTOIAN, JUDY FINGER, WILLIAM MILLER AND LORI P. WACHS


TECHNOLOGY

Approximately one-fifth of DelCap's net assets are in technology stocks, a sector where some stocks have enjoyed capital appreciation of more than 100% in calendar year 1995. In our opinion, the earnings growth that generated this performance is not sustainable.

         DelCap's focus has been on companies that we believe are not dependent on overall economic growth such as local area networking (LAN) businesses. Computer networking - the linking together of groups of computers for business - has benefited from the rapidly increasing power of desktop computers along with a growing desire and need for people to share data.

         In keeping with our view of the overall technology sector, the Fund has avoided cyclical companies in areas such as semiconductors. Despite spectacular gains in the spring, many of these stocks withered by late summer amid the heat of reduced earnings expectations. Cyclical technology companies tend to have volatile product pricing and profit margins that begin to deteriorate once the balance of supply and demand is upset.

         Below are two examples of how we positioned the Fund in technology during the year.

- We purchased shares of BAY NETWORKS, a Santa Clara, Ca. based maker of high-speed routers, wide area network access devices and local area network switches. It represented about 2.25% of the Fund's net assets as of September 30.

- We liquidated our position in COMPUWARE CORP., a Farmington Hills, Missouri based developer of client server software products whose business has not met our expectations. The company had represented 2.26% of Fund's net assets as of March 31.

HEALTH CARE

Almost since the inception of DelCap Fund, health care companies have held a place in the portfolio, and amounted to 15% of Fund net assets as of September
30. Our focus in the past year has been on health care providers who are adept at controlling hospital costs.

         We believe our selection of companies is well-positioned to handle what we view as inevitable and necessary changes to Medicare and Medicaid, the government's main health programs for the elderly and the poor. We expect continued price controls will force the industry to be more efficient. Care providers see a need to consolidate to increase service and shift the balance of power from insurance companies and others who pay medical bills back to care providers.

         We have been taking profits in some of our long-term holdings in the health care sector as prices have risen in the past year while retaining our commitment to other companies, as illustrated by the examples below.

- HEALTH MANAGEMENT ASSOCIATES, INC. is one of our large holdings in this sector - about 1.97% of Fund net assets. It is a Florida based hospital chain that specializes in buying and restructuring hospitals in small cities throughout the Southeast. A national business periodical recently quoted HMA's chairman as

-------------------------------------------------------------------
            DELCAP FUND'S 10 LARGEST EQUITY HOLDINGS
                   (as of September 30, 1995)

COMPANY                                  INDUSTRY
SAP AG                                   Computer software
Bay Networks Inc.                        Computer networking
HEALTHSOUTH Rehabilitation Corp.         Health clinics
General Nutrition Companies Inc.         Retailing
First Financial Management Corp.         Databases
Xilinx Inc.                              Computer peripherals
Health Management Associates Inc.        Hospital management
CUC International                        Consumer services
Bisys Group Inc.                         Financial databases/
                                           management
Multimedia Inc.                          Television syndicator

-------------------------------------------------------------------

TOGETHER THESE STOCKS COMPRISED 21.3% OF NET ASSETS AS OF 9/30/95.

   saying the company strives to be "the Wal-Mart of the hospital business."

- As the shares of COLUMBIA/HCA HEALTHCARE CORP. have appreciated and reached our price target, we have been gradually reducing our commitment to this operator of more than 300 hospitals nationwide. During the year, the company completed one of the largest hospital mergers in U.S. history with HealthTrust, Inc. It represented about 1.46% of the Fund's net assets as of September 30, down from 2.43% in March.

THE CONSUMER SECTOR

We think the restructuring going on in the retail, restaurant and consumer services industries offers investors some of the best opportunities that the sector has exhibited in the past 15 years. Consequently - at 29% - the consumer sector represents the largest share of the Fund's net assets. Our approach has been to seek out those companies that we believe still have significant room for geographic expansion or that have successfully adapted to the consumer's focus on "value" - a trend that appears to be the product of relatively stagnant wages and shifting social priorities.

         In our opinion, the key to success in picking consumer companies is identifying those businesses that have the products, the management and the financial strength to capitalize on long-term market and social trends, companies that can anticipate change in consumer tastes and consistently deliver quality products and services.

- GENERAL NUTRITION COMPANIES INC. is our largest holding in the consumer sector and third largest as a percentage of Fund net assets (2.19%) as of September 30. It is a Pittsburgh based chain of health food and vitamin stores. We like the chain's leading market share in vitamin sales and its recent effort to focus on core strengths. The company is well positioned, in our opinion, to benefit from the long-term demographic trend toward an older, more health-conscious population.

- We sold our position in BRINKER INTERNATIONAL, a nationwide restaurant company whose holdings include Chili's Bar & Grill, which focuses on the highly competitive Mexican cuisine market. At the beginning of fiscal 1995, Brinker shares amounted to less than 1% of the Fund's net assets, a position we maintained until the second half. Brinker acknowledged in late September that sales at its older restaurants have been flat this year after 10 years of steady increases.

MARKET OUTLOOK

Because of our long-term approach to managing your Fund, we do not try to predict economic cycles and the direction of interest rates. Instead, our goal, and our challenge, in managing DelCap's portfolio is to own stocks in companies that we believe will experience above-average earnings growth in the future. We attempt to achieve this goal by identifying those businesses that have produced above-average, consistent earnings growth in the past.

WE TAKE A LONG-TERM VIEW OF THE MARKET AND FOCUS ON CLASSIC GROWTH INDUSTRY SECTORS THAT HAVE HISTORICALLY PROVIDED CONSISTENT RETURNS.

         Our expectation for the balance of calendar 1995 is that networking companies within the technology sector and health care information systems/software companies have the potential to do well. We also favor companies that provide products and services with superior intrinsic value for consumers.


/s/ Edward Antoian

EDWARD ANTOIAN
SENIOR PORTFOLIO MANAGER


A LOOK AT
-----------------------
DELCAP'S
-----------------------
LONG-TERM
-----------------------
PERFORMANCE
-----------------------

As you can see from the chart to the right, an investor who bought $10,000 worth of DelCap Fund A Class shares on March 27, 1986, and reinvested all capital gains and dividends would have had holdings worth $65,873 as of September 30, 1995. The Fund's performance during the past fiscal year has been one of the strongest in several years and mirrors the Fund's strong long-term performance record.

         As can be seen in the chart on the next page, over the long term, DelCap A shares' performance has substantially exceeded that of the S&P 500 and the NASDAQ Industrial Index, hypothetical portfolios of stocks that do not include the "real world" costs of buying and selling stocks or operating a mutual fund.

         We believe DelCap's lifetime record illustrates the long-term potential of small and mid-size companies, and the need to stick with an investment strategy over good and weak market cycles. The sharp gains made during the second half of 1995 after a sluggish first half are not uncommon given the aggressive nature of the securities in which the Fund invests.

         Our latest fiscal period illustrates the importance of staying the course through short-term market fluctuations. As with any investment, past performance is not a guarantee of future results.

YOUR FUND'S PERFORMANCE IS COMPARED TO THAT OF THE S&P 500 INDEX AND THE NASDAQ INDUSTRIAL INDEX.

Chart assumes $10,000 invested on March 27, 1986 and includes the impact of the 5.75% sales charge and the reinvestment of all dividends. Performance of other classes of DelCap Fund will vary due to differing charges and expenses.


Your Fund's Long-Term Performance

              DelCap Fund      S&P 500         NASDAQ Industrial Index
Mar. '86       $  9426         $ 10000                  $ 10000
Dec. '86       $ 18905         $ 10487                  $  9293
Dec. '87       $ 22141         $ 11030                  $  9017
Dec. '88       $ 26081         $ 12850                  $ 10081
Dec. '89       $ 34923         $ 16909                  $ 11917
Dec. '90       $ 33693         $ 16383                  $ 10802
Dec. '91       $ 47954         $ 21352                  $ 17795
Dec. '92       $ 48854         $ 22977                  $ 19285
Dec. '93       $ 54651         $ 25282                  $ 21437
Dec. '94       $ 51745         $ 25626                  $ 20053
Sept. '95      $ 65873*        $ 33227                  $ 26114


* The upfront sales charge on A Class at the end of the Fund's fiscal year was 5.75%. It was lowered to 4.75% on November 29, 1995. A $10,000 investment at inception would have grown to $66,531 as of September 30, 1995 assuming a 4.75% sales charge and reinvestment of capital gains and dividends.

              DELCAP FUND PERFORMANCE
      Total Return through September 30, 1995

               CLASS A (EST. 1986)
           Average Annual Total Returns

                         Sales Charge
                    ----------------------
                     5.75%          4.75%
                    -------        -------
         Lifetime   +21.91%        +22.04%
         Five Year  +15.19%        +15.42%
         One Year   +15.03%        +16.23%


               CLASS B (EST. 1994)
           Average Annual Total Returns

         Lifetime
         +21.53%     Excluding Sales Charge
         +17.84%     Including Sales Charge

         One Year
         +21.34%     Excluding Sales Charge
         +17.34%     Including Sales Charge


DELCAP FUND'S RETURN AND SHARE VALUE FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Class A returns reflect the impact of the 5.75% maximum sales charge, reinvestment of all distributions, and a 12b-1 fee. The sales charge was reduced to 4.75% on November 29, 1995 as described above.

Class B performance reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge if redeemed before the end of the sixth year. Lifetime performance "excluding sales charge" assumes the investment was not redeemed. Class B was initially offered on September 6, 1994.

Average annual total returns for the lifetime, five- and one-year periods for DelCap Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional investors, were +22.78%, +16.76% and +22.45%, respectively, for the Fund's fiscal period ended 9/30/95. The Institutional Class was initially made available November 9, 1992. Performance illustrated for the Institutional Class for periods prior to that date is based on A Class performance adjusted to eliminate sales charges, but not the asset-based distribution charge.

WHY WE AVOID
-----------------------
MOMENTUM
-----------------------
INVESTING
-----------------------

DelCap Fund's investment management team looks for stocks of small and mid-size companies that have a steady growth record, avoiding businesses whose prospects we think might suddenly fall flat like a toy with a dead battery.

         We pick one company at a time and look for a consistent track record of growth in quarterly earnings and market share. We meet with companies' management and visit their plants, analyze the product, talk to customers and review the competition. While two companies may grow at the same rate, we believe how a business grows is just as important as the rate of growth.

         If a company grows rapidly but erratically, it could be a sign of short-lived prosperity or insufficient planning on the part of management. In our opinion, investors will be reluctant to pay a premium for companies whose fortunes radically change from year to year, even if the industry is very promising.

         On the other hand, in our opinion, a consistent growth rate often shows that a company has what it needs to continue growing at the same rate in the future. DelCap Fund invests in companies that we believe have "quality growth" characteristics.

         DelCap Fund's portfolio management follows strict investment guidelines in searching for companies that represent the best opportunities. This disciplined approach targets companies:

-  that are leaders within an industry

-  with sound management teams


Steady Vs. Erratic Growth...

                Earnings Per Share
            Company X       Company Y
'91         $ 1.0           $ 1.0
'92         $ 1.3           $ 1.5
'93         $ 1.5           $  .8
'94         $ 2.0           $ 2.7
'95         $ 2.6           $ 2.3

The information in this chart is fictional, is for illustrative purposes only and is not intended to represent the earnings of any actual company.

COMPANY X HAS SEEN ITS PROFITS GROW RAPIDLY FROM $1 A SHARE TO $2.80 A SHARE OVER FIVE YEARS. COMPANY Y HAS ALSO HAD STRONG GROWTH SINCE YEAR ONE. HOWEVER, IT WOULD NOT BE AS ATTRACTIVE TO DELCAP AS COMPANY X BECAUSE GROWTH OVER THE PAST FIVE YEARS HAS BEEN ERRATIC.


-   that have exhibited consistent, solid earnings growth over several years

-   that have the potential to sustain continued growth

         Your Fund's view is that steadily growing small and mid-size companies tend to offer greater long-term appreciation potential than companies with volatile earnings growth. Think of "quality growth" investing the way a worker searches for a job. Is it more attractive to work for a company that has a record of relative job security and modest raises or one that offers big bonuses one year and lays off a lot of staff the following year?

         During DelCap's past fiscal year, the Fund's "fundamental" style of investing was somewhat out-of-favor compared to what Wall Street calls "momentum" style investing. A momentum investor would generally buy shares of a company as industry analysts began to predict that the company's earnings would rise. This strategy would also tend to require a momentum investor to sell the stock at the first sign that a company's earnings would fall.

   FINANCIAL
   -----------------------
   STATEMENTS
   -----------------------

   DELAWARE GROUP DELCAP FUND, INC. -
   CONCEPT I SERIES
   STATEMENT OF NET ASSETS
   SEPTEMBER 30, 1995

                                                              NUMBER OF      MARKET
                                                               SHARES         VALUE
   COMMON STOCK - 91.59%
   BASIC INDUSTRY/CAPITAL GOODS - 4.02%
*  Smith International  . . . . . . . . . . . . . . .          229,200    $ 3,982,350
   TriMas   . . . . . . . . . . . . . . . . . . . . .          665,200     13,802,900
*  UCAR International   . . . . . . . . . . . . . . .          230,000      6,267,500
   Wabash National  . . . . . . . . . . . . . . . . .          151,550      5,361,081
*  Wolverine Tube   . . . . . . . . . . . . . . . . .          307,200     11,635,200
                                                                          -----------
   TOTAL BASIC INDUSTRY/CAPITAL GOODS   . . . . . . .                      41,049,031
                                                                          -----------

   BUSINESS SERVICES - 13.50%
   DISTRIBUTORS - 0.71%
   Intelligent Electronics  . . . . . . . . . . . . .          746,000      6,294,375
*  Peak Technologies Group  . . . . . . . . . . . . .           35,000        914,375
                                                                          -----------
                                                                            7,208,750
                                                                          -----------
   ENVIRONMENTAL - 2.02%
   Dames & Moore  . . . . . . . . . . . . . . . . . .          728,900     11,662,400
*  Sanifill   . . . . . . . . . . . . . . . . . . . .          200,700      6,572,925
*  United Waste Systems   . . . . . . . . . . . . . .           56,900      2,396,913
                                                                          -----------
                                                                           20,632,238
                                                                          -----------
   MEDIA & PUBLISHING - 3.02%
*  International Family Entertainment Class B   . . .          445,900      8,472,100
*  King World Productions   . . . . . . . . . . . . .           30,800      1,128,050
*  Multimedia   . . . . . . . . . . . . . . . . . . .          421,700     18,396,663
   Reynolds & Reynolds Class A  . . . . . . . . . . .           82,700      2,842,813
                                                                          -----------
                                                                           30,839,626
                                                                          -----------
   OTHER - 7.75%
*  BISYS Group  . . . . . . . . . . . . . . . . . . .          752,400     18,998,100
*  Corporate Express  . . . . . . . . . . . . . . . .          160,500      3,892,125
*  Cyrk   . . . . . . . . . . . . . . . . . . . . . .          680,900      8,170,800
   First Financial Management   . . . . . . . . . . .          215,500     21,038,188
*  Gartner Group Class A  . . . . . . . . . . . . . .          278,400      9,152,400
*  Interim Services   . . . . . . . . . . . . . . . .          216,700      5,796,725
*  Isomedix   . . . . . . . . . . . . . . . . . . . .          535,500      7,831,688
   Manpower   . . . . . . . . . . . . . . . . . . . .          145,200      4,210,800
                                                                          -----------
                                                                           79,090,826
                                                                          -----------
   TOTAL BUSINESS SERVICES  . . . . . . . . . . . . .                     137,771,440
                                                                          -----------

   CONSUMER DURABLES/CYCLICAL - 0.76%
   Harley-Davidson  . . . . . . . . . . . . . . . . .          167,400      4,080,375
   Polaris Industries   . . . . . . . . . . . . . . .           83,900      3,702,088
                                                                          -----------
   TOTAL CONSUMER DURABLES/CYCLICAL   . . . . . . . .                       7,782,463
                                                                          -----------
   CONSUMER NON-DURABLES - 13.76%
   RETAIL - 10.82%
*  CompUSA  . . . . . . . . . . . . . . . . . . . . .           38,300      1,646,900
*  Fabri-Centers of America Class A   . . . . . . . .           27,900        428,963
*  Fabri-Centers of America Class B   . . . . . . . .           27,900        341,775
   Gap  . . . . . . . . . . . . . . . . . . . . . . .          100,000      3,600,000
*  General Nutrition  . . . . . . . . . . . . . . . .          495,000     22,398,750
*  Gymboree   . . . . . . . . . . . . . . . . . . . .          459,200     13,776,000
   Home Depot   . . . . . . . . . . . . . . . . . . .          150,000      5,981,250
*  Kohl's   . . . . . . . . . . . . . . . . . . . . .          239,800     12,439,625
*  Musicland Stores   . . . . . . . . . . . . . . . .          861,700      7,324,450
*  Neostar Retail Group   . . . . . . . . . . . . . .          203,600      3,473,925
*  Office Depot   . . . . . . . . . . . . . . . . . .           76,800      2,313,600
*  Price/Costco   . . . . . . . . . . . . . . . . . .          314,500      5,405,469
*  Staples  . . . . . . . . . . . . . . . . . . . . .          645,925     18,287,752
   Talbots  . . . . . . . . . . . . . . . . . . . . .          230,100      9,117,713
*  Value City Department Stores   . . . . . . . . . .          532,200      3,924,975
                                                                         ------------
                                                                          110,461,147
                                                                         ------------
   TEXTILES AND APPAREL - 1.50%
*  Tommy Hilfiger   . . . . . . . . . . . . . . . . .          365,800     11,888,500
   Warnaco Group Class A  . . . . . . . . . . . . . .          144,100      3,458,400
                                                                         ------------
                                                                           15,346,900
                                                                         ------------
   OTHER - 1.44%
*  Canandaigua Wine Class A   . . . . . . . . . . . .          223,000     10,871,250
*  Nature's Bounty  . . . . . . . . . . . . . . . . .          537,400      3,022,875
*  Oakley   . . . . . . . . . . . . . . . . . . . . .           25,000        740,625
                                                                         ------------
                                                                           14,634,750
                                                                         ------------
   TOTAL CONSUMER NON-DURABLES  . . . . . . . . . . .                     140,442,797
                                                                         ------------

   CONSUMER SERVICES - 14.30%
   RESTAURANTS - 2.86%
*  Bertucci's   . . . . . . . . . . . . . . . . . . .          131,700        905,438
*  DAKA International   . . . . . . . . . . . . . . .          234,600      7,683,150
*  Foodmaker  . . . . . . . . . . . . . . . . . . . .        1,156,450      6,649,588
*  Lone Star Steakhouse/Saloon  . . . . . . . . . . .          225,500      9,245,500
   Sbarro   . . . . . . . . . . . . . . . . . . . . .          204,800      4,710,400
                                                                         ------------
                                                                           29,194,076
                                                                         ------------
   ENTERTAINMENT & LEISURE - 6.92%
*  Circus Circus Enterprises  . . . . . . . . . . . .          135,900      3,805,200
*  HFS  . . . . . . . . . . . . . . . . . . . . . . .          221,800     11,616,775
   La Quinta Inns   . . . . . . . . . . . . . . . . .          115,200      3,225,600
*  MGM Grand  . . . . . . . . . . . . . . . . . . . .           76,500      1,950,750
*  Mirage Resorts   . . . . . . . . . . . . . . . . .          421,700     13,863,388
*  Station Casinos  . . . . . . . . . . . . . . . . .          453,100      6,938,094
   TCA Cable TV   . . . . . . . . . . . . . . . . . .          120,000      3,420,000
*  Viacom Class A   . . . . . . . . . . . . . . . . .           77,024      3,831,944
*  Viacom Class B   . . . . . . . . . . . . . . . . .          207,623     10,329,265
*  WMS Industries   . . . . . . . . . . . . . . . . .          549,900     11,616,638
                                                                         ------------
                                                                           70,597,654
                                                                         ------------
   OTHER - 4.52%
*  ADT Limited  . . . . . . . . . . . . . . . . . . .          924,700     12,714,625
   Barefoot   . . . . . . . . . . . . . . . . . . . .          609,800      8,079,850
   Cash America International   . . . . . . . . . . .          874,600      6,012,875

                                                              NUMBER OF      MARKET
                                                               SHARES         VALUE
   COMMON STOCK (CONTINUED)
   CONSUMER SERVICES (CONTINUED)
   OTHER (CONTINUED)
*  CUC International  . . . . . . . . . . . . . . . .          556,037   $ 19,391,790
                                                                         ------------
                                                                           46,199,140
                                                                         ------------
   TOTAL CONSUMER SERVICES  . . . . . . . . . . . . .                     145,990,870
                                                                         ------------

   ENERGY - 1.35%
*  AES  . . . . . . . . . . . . . . . . . . . . . . .          478,697      9,155,080
   Enron Oil & Gas  . . . . . . . . . . . . . . . . .          211,000      4,589,250
                                                                         ------------
   TOTAL ENERGY   . . . . . . . . . . . . . . . . . .                      13,744,330
                                                                         ------------

   FINANCIAL - 7.29%
   INSURANCE - 4.84%
   AMBAC  . . . . . . . . . . . . . . . . . . . . . .          305,000     13,420,000
   Blanch (E.W.) Holdings   . . . . . . . . . . . . .          628,800     11,947,200
   CMAC Investment  . . . . . . . . . . . . . . . . .          225,500     11,866,938
   MBIA   . . . . . . . . . . . . . . . . . . . . . .          172,400     12,154,200
                                                                         ------------
                                                                           49,388,338
                                                                         ------------
   OTHER - 2.45%
   Aames Financial  . . . . . . . . . . . . . . . . .          157,300      4,571,531
   ADVANTA Class B  . . . . . . . . . . . . . . . . .           99,900      4,220,775
*  Olympic Financial Limited  . . . . . . . . . . . .          238,700      6,534,413
   SEI  . . . . . . . . . . . . . . . . . . . . . . .          332,700      6,757,969
*  WFS Financial  . . . . . . . . . . . . . . . . . .          128,700      2,960,100
                                                                         ------------
                                                                           25,044,788
                                                                         ------------
   TOTAL FINANCIAL  . . . . . . . . . . . . . . . . .                      74,433,126
                                                                         ------------

   HEALTHCARE - 15.19%
   DEVICES - 0.03%
*  Depotech   . . . . . . . . . . . . . . . . . . . .           22,900        320,600
                                                                         ------------
                                                                              320,600
                                                                         ------------
   SERVICES - 12.60%
*  Apria Healthcare Group   . . . . . . . . . . . . .          555,000     13,597,500
   Columbia/HCA Healthcare  . . . . . . . . . . . . .          306,867     14,921,408
*  Community Health Systems   . . . . . . . . . . . .           83,300      3,363,238
*  HCIA   . . . . . . . . . . . . . . . . . . . . . .          172,300      4,307,500
*  Health Management Associates Class A   . . . . . .          626,487     20,125,895
*  HEALTHSOUTH  . . . . . . . . . . . . . . . . . . .          901,400     22,985,700
*  Physician Reliance Network   . . . . . . . . . . .          155,400      5,691,525
*  Quantum Health Resources   . . . . . . . . . . . .          693,800      7,371,625
*  Quorum Health Group  . . . . . . . . . . . . . . .          529,100     11,904,750
*  Summit Care  . . . . . . . . . . . . . . . . . . .           51,100      1,239,175
*  Value Health   . . . . . . . . . . . . . . . . . .          567,696     15,043,944
*  Vivra  . . . . . . . . . . . . . . . . . . . . . .          252,450      8,015,288
                                                                         ------------
                                                                          128,567,548
                                                                         ------------
   OTHER - 2.56%
*  Oxford Health Plans  . . . . . . . . . . . . . . .          131,500      9,550,188
   United Healthcare  . . . . . . . . . . . . . . . .          339,400     16,588,175
                                                                         ------------
                                                                           26,138,363
                                                                         ------------
   TOTAL HEALTHCARE   . . . . . . . . . . . . . . . .                     155,026,511
                                                                         ------------
   TECHNOLOGY - 20.40%
   COMMUNICATIONS - 2.56%
   Allen Group  . . . . . . . . . . . . . . . . . . .          121,300      4,397,125
*  Cabletron Systems  . . . . . . . . . . . . . . . .          234,050     15,418,044
*  InterVoice   . . . . . . . . . . . . . . . . . . .          277,800      6,319,950
                                                                         ------------
                                                                           26,135,119
                                                                         ------------
   HARDWARE - 11.07%
*  Altera   . . . . . . . . . . . . . . . . . . . . .          226,000     14,125,000
*  Analog Devices   . . . . . . . . . . . . . . . . .          147,400      5,103,725
*  Bay Networks   . . . . . . . . . . . . . . . . . .          430,500     23,004,844
*  CliniCom   . . . . . . . . . . . . . . . . . . . .          115,300      2,875,294
   Dallas Semiconductor   . . . . . . . . . . . . . .          287,800      5,899,900
*  Diamond Multimedia Systems   . . . . . . . . . . .          149,200      4,793,050
*  In Focus Systems   . . . . . . . . . . . . . . . .          126,600      3,117,525
*  Microchip Technology   . . . . . . . . . . . . . .          274,400     10,410,050
*  StorMedia Class A  . . . . . . . . . . . . . . . .           73,600      3,302,800
*  Trimble Navigation Limited   . . . . . . . . . . .          356,400      8,954,550
*  Xilinx   . . . . . . . . . . . . . . . . . . . . .          419,500     20,214,656
*  Zilog  . . . . . . . . . . . . . . . . . . . . . .          268,500     11,176,313
                                                                         ------------
                                                                          112,977,707
                                                                         ------------
   SOFTWARE - 6.77%
   Adobe Systems  . . . . . . . . . . . . . . . . . .          217,200     11,280,825
   HBO & Co.  . . . . . . . . . . . . . . . . . . . .           70,517      4,433,756
*  Informix   . . . . . . . . . . . . . . . . . . . .          518,400     16,912,800
*  NetManage  . . . . . . . . . . . . . . . . . . . .          383,600      9,086,525
*  Novell   . . . . . . . . . . . . . . . . . . . . .          592,300     10,846,494
   Shared Medical Systems   . . . . . . . . . . . . .          191,300      7,950,906
*  Softkey International  . . . . . . . . . . . . . .           72,400      3,212,750
*  VMARK Software   . . . . . . . . . . . . . . . . .          354,700      5,320,500
                                                                         ------------
                                                                           69,044,556
                                                                         ------------
   TOTAL TECHNOLOGY   . . . . . . . . . . . . . . . .                     208,157,382
                                                                         ------------

   TRANSPORTATION - 1.02%
   Illinois Central   . . . . . . . . . . . . . . . .          266,700     10,434,638
                                                                         ------------
   TOTAL TRANSPORTATION   . . . . . . . . . . . . . .                      10,434,638
                                                                         ------------

   TOTAL COMMON STOCK
      (cost $680,574,954)   . . . . . . . . . . . . .                     934,832,588
                                                                         ------------

   PREFERRED STOCK - 3.05%
*  SAP AG-VORZUG  . . . . . . . . . . . . . . . . . .          188,500     31,102,500
                                                                         ------------
   TOTAL PREFERRED STOCK
      (cost $9,953,794)   . . . . . . . . . . . . . .                      31,102,500
                                                                         ------------

                                                              PRINCIPAL      MARKET
                                                               AMOUNT         VALUE
   REPURCHASE AGREEMENTS - 4.60%
   With Chase Manhattan Bank 6.20% 10/2/95
      (dated 9/29/95, collateralized by
      $5,660,000 U.S. Treasury Notes 7.50%
      due 1/31/97, market value $5,846,792,
      $5,401,000 U.S. Treasury Notes 6.00%
      due 12/31/97, market value $5,490,146
      and $4,412,000 U.S. Treasury Notes
      7.75% due 12/31/99, market value
      $4,773,386)   . . . . . . . . . . . . . . . . .      $15,680,000    $15,680,000
   With J.P. Morgan Securities 6.30% 10/2/95
      (dated 9/29/95, collateralized by
      $11,031,000 U.S. Treasury Notes 6.50%
      due 9/30/96, market value $11,465,015
      and $4,324,000 U.S. Treasury Notes
      7.00% due 9/30/96, market value
      $4,526,214)   . . . . . . . . . . . . . . . . .       15,664,000     15,664,000
   With Paine Webber Securities 6.35% 10/2/95
      (dated 9/29/95, collateralized by
      $11,031,000 U.S. Treasury Notes 6.875%
      due 2/28/97, market value $11,241,281
      and $4,635,000 U.S. Treasury Notes
      6.125% due 5/31/97, market value
      $4,744,981)   . . . . . . . . . . . . . . . . .       15,664,000     15,664,000
                                                                          -----------
   TOTAL REPURCHASE AGREEMENTS
      (COST $47,008,000)  . . . . . . . . . . . . . .                      47,008,000
                                                                          -----------

                                                                             MARKET
                                                                              VALUE
   TOTAL MARKET VALUE OF SECURITIES OWNED - 99.24%
      (COST $737,536,748)   . . . . . . . . . . . . . . . . . . .       1,012,943,088
   RECEIVABLES AND OTHER ASSETS
      NET OF LIABILITIES - 0.76%  . . . . . . . . . . . . . . . .           7,716,377
                                                                       --------------
   NET ASSETS APPLICABLE TO 35,317,904 SHARES
      ($.01 PAR VALUE) OUTSTANDING - 100.00%  . . . . . . . . . .      $1,020,659,465
                                                                       ==============


   NET ASSET VALUE - DELCAP FUND A CLASS
      ($888,571,491 / 30,782,239 SHARES)  . . . . . . . . . . . . . . .        $28.87
                                                                               ======

   NET ASSET VALUE - DELCAP FUND B CLASS
      ($2,709,556 / 94,459 SHARES)  . . . . . . . . . . . . . . . . . .        $28.68
                                                                               ======

   NET ASSET VALUE - DELCAP FUND INSTITUTIONAL CLASS
      ($129,378,418 / 4,441,206 SHARES)   . . . . . . . . . . . . . . .        $29.13
                                                                               ======

   ------------------
   *Non-income producing security for the year ended September 30, 1995.

   COMPONENTS OF NET ASSETS AT SEPTEMBER 30,1995:
   Common stock $.01 par value, 500,000,000 shares  . . . . . . .
      authorized to the Fund+   . . . . . . . . . . . . . . . . .      $  633,649,860
   Accumulated undistributed income:
      Net investment loss   . . . . . . . . . . . . . . . . . . .          (6,001,322)
      Net realized gain on investments+   . . . . . . . . . . . .         117,604,587
      Net unrealized appreciation of investments  . . . . . . . .         275,406,340
                                                                       --------------
   Total net assets   . . . . . . . . . . . . . . . . . . . . . .      $1,020,659,465
                                                                       ==============


+ During the current fiscal year, the Fund adopted Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Gain Distributions by Investment Companies." Accordingly, the Fund reclassified $9,241,699 of permanent book and tax basis differences from accumulated net investment loss to common stock and $4,815,478 of permanent book and tax basis differences from accumulated net investment loss to accumulated net realized gain on investments.

                             See accompanying notes

   DELAWARE GROUP DELCAP FUND, INC. -
   CONCEPT I SERIES
   STATEMENT OF OPERATIONS
   YEAR ENDED SEPTEMBER 30, 1995

   INVESTMENT INCOME:
   Interest   . . . . . . . . . . . . . . . . . . . .      $ 3,494,918
   Dividends  . . . . . . . . . . . . . . . . . . . .        3,197,905   $  6,692,823
                                                           -----------

   EXPENSES:
   Management fees
      ($7,128,192) and directors' fees
      ($17,294)   . . . . . . . . . . . . . . . . . .        7,145,486
   Distribution expenses  . . . . . . . . . . . . . .        2,539,745
   Dividend disbursing and transfer agent
      fees and expenses   . . . . . . . . . . . . . .        2,212,700
   Salaries   . . . . . . . . . . . . . . . . . . . .          243,048
   Reports and statements to shareholders   . . . . .          172,550
   Taxes (other than income)  . . . . . . . . . . . .           81,150
   Federal and state registration fees  . . . . . . .           52,125
   Professional fees  . . . . . . . . . . . . . . . .           51,836
   Custodian fees   . . . . . . . . . . . . . . . . .           35,688
   Other  . . . . . . . . . . . . . . . . . . . . . .          159,817     12,694,145
                                                           -----------   ------------
   NET INVESTMENT LOSS  . . . . . . . . . . . . . . .                      (6,001,322)
                                                                         ------------

   NET REALIZED AND UNREALIZED
      GAIN ON INVESTMENTS:
   Net realized gain from
      security transactions   . . . . . . . . . . . .                     135,186,480
   Net unrealized appreciation of investments
      during the period   . . . . . . . . . . . . . .                      61,062,660
                                                                         ------------
   NET REALIZED AND UNREALIZED
      GAIN ON INVESTMENTS   . . . . . . . . . . . . .                     196,249,140
                                                                         ------------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS   . . . . . . . . . .                    $190,247,818
                                                                         ============

   NET ASSET VALUE AND OFFERING PRICE PER SHARE -
      DELCAP FUND A CLASS:
   Net asset value per share (A)  . . . . . . . . . . . . . . . . . .          $28.87
   Sales charges (5.75% of offering price, or 6.10% of
      amount invested per share) (B)  . . . . . . . . . . . . . . . .            1.76
                                                                               ------
   Offering price   . . . . . . . . . . . . . . . . . . . . . . . . .          $30.63
                                                                               ======

   -----------------
   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

   (B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more and purchase options not including the payment of a front end sales charge. Effective November 29, 1995, the maximum sales charge was reduced from 5.75% to 4.75%. At 4.75%, the sales charge would have been $1.44 resulting in an offering price of $30.31.

                             See accompanying notes


   DELAWARE GROUP DELCAP FUND, INC. -
   CONCEPT I SERIES
   STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED         YEAR ENDED
                                                             9/30/95            9/30/94
   OPERATIONS:
   Net investment loss  . . . . . . . . . . . . . . .   $   (6,001,322)    $   (6,993,212)
   Net realized gain from
      security transactions   . . . . . . . . . . . .      135,186,480         66,202,686
   Net unrealized appreciation
      (depreciation) during the period  . . . . . . .       61,062,660        (46,415,425)
                                                        --------------     --------------
   Net increase in net assets resulting
      from operations   . . . . . . . . . . . . . . .      190,247,818         12,794,049
                                                        --------------     --------------

   DISTRIBUTIONS TO SHAREHOLDERS
      FROM NET REALIZED GAIN ON
      SECURITY TRANSACTIONS:
   DelCap Fund A Class  . . . . . . . . . . . . . . .      (61,939,346)       (31,409,900)
   DelCap Fund B Class  . . . . . . . . . . . . . . .          (46,008)            --
   DelCap Fund Institutional Class  . . . . . . . . .       (8,026,850)        (2,880,741)
                                                        --------------     --------------
                                                           (70,012,204)       (34,290,641)
                                                        --------------     --------------

   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
      DelCap Fund A Class   . . . . . . . . . . . . .      172,133,494        191,838,977
      DelCap Fund B Class   . . . . . . . . . . . . .        2,481,501            284,647
      DelCap Fund Institutional Class   . . . . . . .       41,376,161         49,327,046
   Net asset value of shares issued upon
      reinvestment of dividends from net
      realized gain on security transactions:
      DelCap Fund A Class   . . . . . . . . . . . . .       54,475,614         28,187,308
      DelCap Fund B Class   . . . . . . . . . . . . .           45,490             --
      DelCap Fund Institutional Class   . . . . . . .        8,023,944          2,880,741
                                                        --------------     --------------
                                                           278,536,204        272,518,719
                                                        --------------     --------------
   Cost of shares repurchased:
      DelCap Fund A Class   . . . . . . . . . . . . .     (333,842,781)      (366,368,314)
      DelCap Fund B Class   . . . . . . . . . . . . .         (437,022)            --
      DelCap Fund Institutional Class   . . . . . . .      (45,032,949)       (26,399,149)
                                                        --------------     --------------
                                                          (379,312,752)      (392,767,463)
                                                        --------------     --------------
   Decrease in net assets derived
      from capital share transactions   . . . . . . .     (100,776,548)      (120,248,744)
                                                        --------------     --------------
   NET INCREASE (DECREASE) IN
      NET ASSETS  . . . . . . . . . . . . . . . . . .       19,459,066       (141,745,336)

   NET ASSETS:
   Beginning of period  . . . . . . . . . . . . . . .    1,001,200,399      1,142,945,735
                                                        --------------     --------------
   End of period  . . . . . . . . . . . . . . . . . .   $1,020,659,465     $1,001,200,399
                                                        ==============     ==============

                             See accompanying notes

   DELAWARE GROUP DELCAP FUND, INC. -
   CONCEPT I SERIES
   NOTES TO FINANCIAL STATEMENTS
   SEPTEMBER 30, 1995

   Delaware Group DelCap Fund, Inc. - Concept I Series (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation and offers three classes of shares.

   1. SIGNIFICANT ACCOUNTING POLICIES

   The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund for financial statement preparation:

   SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm on the valuation date. Securities not traded or securities not listed on a exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost.

   FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

   REPURCHASE AGREEMENTS - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

   CLASS ACCOUNTING - Investment income, common expenses, and gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

   OTHER - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

   2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

   In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, a fee which is calculated daily at the annual rate of 0.75% of the net assets of the Fund less fees paid to the independent directors. At September 30, 1995, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $112,371.

   Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee of 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class. No distribution expenses are paid by the Institutional Class. At September 30, 1995, the Fund had a liability for distribution fees and other expenses payable to DDLP for $37,250. For the year ended September 30, 1995, the Fund paid DDLP $179,889 for commissions earned on sales of DelCap Fund A Class shares.

   The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended September 30, 1995, the Fund has expensed $2,212,700 for these services. At September 30, 1995, the Fund had a liability for such fees and other expenses payable to DSC for $35,537.

   Certain officers of the Investment Manager are officers, directors, and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

   On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP and DSC have heretofore conducted their relationship with the Fund.

   3. INVESTMENTS

   During the year ended September 30, 1995, the Fund made purchases of $459,089,975 and sales of $605,513,422 of investment securities other than U.S. Government securities and temporary cash investments.

   At September 30, 1995 unrealized appreciation for federal income tax purposes aggregated $273,824,378 of which $325,198,948 related to unrealized appreciation of securities and $51,374,570 related to unrealized depreciation of securities.

   The realized gain for federal income tax purposes was $135,100,883 for the year ended September 30, 1995.

   4. CAPITAL STOCK

   Transactions in capital stock shares were as follows:

                                                            YEAR ENDED     YEAR ENDED
                                                              9/30/95        9/30/94
   Shares Sold:
      DelCap Fund A Class   . . . . . . . . . . . . .        6,866,401      7,533,859
      DelCap Fund B Class   . . . . . . . . . . . . .           99,480         11,224
      DelCap Fund Institutional Class   . . . . . . .        1,642,627      1,922,292
   Shares issued upon reinvestment of
      dividends from net realized gain
      from security transactions:
      DelCap Fund A Class   . . . . . . . . . . . . .        2,420,065      1,093,510
      DelCap Fund Fund B Class  . . . . . . . . . . .            2,023         --
      DelCap Fund Institutional Class   . . . . . . .          354,102        111,355
                                                           -----------    -----------
                                                            11,384,698     10,672,240
                                                           -----------    -----------
   Shares repurchased:
      DelCap Fund A Class   . . . . . . . . . . . . .      (13,342,366)   (14,339,288)
      DelCap Fund B Class   . . . . . . . . . . . . .          (18,268)        --
      DelCap Fund Institutional Class   . . . . . . .       (1,838,303)    (1,024,685)
                                                           -----------    -----------
                                                           (15,198,937)   (15,363,973)
                                                           -----------    -----------
      Net decrease  . . . . . . . . . . . . . . . . .       (3,814,239)    (4,691,733)
                                                           ===========    ===========


   5. LINES OF CREDIT

   The Fund has a committed line of credit for $15 million. No amount was outstanding at September 30, 1995 or at any time during the last fiscal year.

   6. FINANCIAL HIGHLIGHTS

   Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               DELCAP FUND A CLASS
                                                                              ----------------------------------------------------
                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                1995       1994        1993        1992       1991
   Net asset value, beginning of period   . . . . . . . . . . . . . . . . .   $25.570     $26.080     $20.730    $21.470    $15.810

   Income (loss) from investment operations:
      Net investment income (loss)*   . . . . . . . . . . . . . . . . . . .    (0.166)     (0.218)     (0.125)    (0.059)     0.064
      Net realized and unrealized gain (loss) from security transactions  .     5.296       0.528       5.475     (0.651)     6.496
                                                                              -------     -------     -------    -------    -------
      Total from investment operations  . . . . . . . . . . . . . . . . . .     5.130       0.310       5.350     (0.710)     6.560

   Less distributions:
      Dividends from net investment income  . . . . . . . . . . . . . . . .      none        none        none     (0.030)    (0.410)
      Distributions from net realized gain on security transactions   . . .    (1.830)     (0.820)       none       none     (0.490)
                                                                              -------     -------     -------    -------    -------
      Total distributions   . . . . . . . . . . . . . . . . . . . . . . . .    (1.830)     (0.820)       none     (0.030)    (0.900)
                                                                              -------     -------     -------    -------    -------
   Net asset value, end of period   . . . . . . . . . . . . . . . . . . . .   $28.870     $25.570     $26.080    $20.730    $21.470
                                                                              =======     =======     =======    =======    =======

   Total return**   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22.04%       1.17%      25.81%     (3.32%)    43.25%

   Ratios/supplemental data:
      Net assets, end of period (000 omitted)   . . . . . . . . . . . . . .  $888,571    $890,787  $1,057,358   $993,125   $512,356
      Ratio of expenses to average net assets   . . . . . . . . . . . . . .     1.37%       1.35%       1.30%      1.39%      1.43%
      Ratio of net investment loss to average net assets  . . . . . . . . .    (0.67%)     (0.68%)     (0.43%)    (0.26%)     0.63%
      Portfolio turnover  . . . . . . . . . . . . . . . . . . . . . . . . .       51%         34%         51%        24%        33%

   -----------------
    * 1995 per share information was based on the average shares outstanding method.

   ** Does not include maximum sales charge that is or was in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

   6. FINANCIAL HIGHLIGHTS

   Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        DELCAP FUND B CLASS       DELCAP FUND INSTITUTIONAL CLASS
                                                                       ----------------------     -------------------------------
                                                                           YEAR     9/6/94*         YEAR        YEAR     11/9/92*
                                                                          ENDED       TO            ENDED       ENDED       TO
                                                                         9/30/95    9/30/94        9/30/95     9/30/94   9/30/93
   Net asset value, beginning of period   . . . . . . . . . . . . .      $25.560     $25.180       $25.710     $26.140   $22.000

   Income (loss) from investment operations:
      Net investment loss**   . . . . . . . . . . . . . . . . . . .       (0.340)     (0.008)       (0.091)     (0.080)   (0.027)
      Net realized and unrealized gain from security transactions          5.290       0.388         5.341       0.470     4.167
                                                                         -------     -------       -------     -------   -------
      Total from investment operations  . . . . . . . . . . . . . .        4.950       0.380         5.250       0.390     4.140

   Less distributions:
      Dividends from net investment income  . . . . . . . . . . . .         none        none          none        none      none
      Distributions from net realized gain on security transactions       (1.830)       none        (1.830)     (0.820)     none
                                                                         -------     -------       -------     -------   -------
      Total distributions   . . . . . . . . . . . . . . . . . . . .       (1.830)       none        (1.830)     (0.820)     none
                                                                         -------     -------       -------     -------   -------
   Net asset value, end of period   . . . . . . . . . . . . . . . .      $28.680     $25.560       $29.130     $25.710   $26.140
                                                                         =======     =======       =======     =======   =======


   Total return+  . . . . . . . . . . . . . . . . . . . . . . . . .       21.34%       1.51%        22.45%       1.48%    21.31%

   Ratios/supplemental data:
      Net assets, end of period (000 omitted)   . . . . . . . . . .       $2,710        $287      $129,378    $110,126   $85,588
      Ratio of expenses to average net assets   . . . . . . . . . .        2.07%       2.05%         1.07%       1.05%     1.02%
      Ratio of net investment loss to average net assets  . . . . .       (1.37%)     (1.38%)       (0.37%)     (0.38%)   (0.15%)
      Portfolio turnover  . . . . . . . . . . . . . . . . . . . . .          51%         34%           51%         34%       51%

   -----------------
    * Date of initial public offering; ratios and total return have been annualized for DelCap Fund Institutional Class. Ratios have been annualized and total return has not been annualized for DelCap Fund B Class.

   ** 1995 per share information was based on the average shares outstanding method.

    + Does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for DelCap Fund B Class.

   DELAWARE GROUP DELCAP FUND, INC. - CONCEPT I SERIES
   REPORT OF INDEPENDENT AUDITORS

   TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
   DELAWARE GROUP DELCAP FUND, INC. - CONCEPT I SERIES

   We have audited the accompanying statement of net assets of Delaware Group DelCap Fund, Inc. - Concept I Series as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group DelCap Fund, Inc. - Concept I Series at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended September 30, 1995, in conformity with generally accepted accounting principles.

                                        Ernst & Young LLP

   Philadelphia, Pennsylvania
   November 3, 1995


   A REPORT ON DELCAP FUND'S ANNUAL MEETING

   At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

   Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.

                                                           Number of Votes*
                                           --------------------------------------------------
                                               For         Against/Withheld      Abstentions
Election of Directors:
   Wayne A. Stork   . . . . . . . .        21,217,252           626,859               --
   Walter P. Babich   . . . . . . .        21,217,543           626,568               --
   Anthony D. Knerr   . . . . . . .        21,217,204           626,908               --
   Ann R. Leven   . . . . . . . . .        21,217,709           626,403               --
   W. Thacher Longstreth  . . . . .        21,216,170           627,941               --
   Charles E. Peck  . . . . . . . .        21,217,584           626,527               --

Approval of the New
   Investment Management
   Agreement    . . . . . . . . . .        20,448,593           420,073             975,445
Selection of Ernst & Young LLP
   as Independent Auditors  . . . .        19,970,324           194,527           1,679,260

* Please note that the results of this meeting were not audited by Ernst & Young LLP.

This annual report is for the information of DelCap Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. Summary investment results are documented in the Fund's current Statement of Additional Information.

If used with prospective investors after December 31, 1995, this report must be accompanied by a DelCap Fund perform-ance update for the most recently completed calendar quarter. The figures in this report represent past results which is not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



BOARD
-----------------------
MEMBERS
-----------------------

WAYNE A. STORK
Chairman, Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
Vice Chairman, Packquisition Corp.
Philadelphia, PA

CHARLES E. PECK
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairman and CEO
The Ryland Group, Inc.
Columbia, MD


AFFILIATED
-----------------------
OFFICERS
-----------------------

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

KEITH E. MITCHELL
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

DELAWARE GROUP
-----------------------
OF FUNDS
-----------------------

FOR GROWTH OF CAPITAL
Trend Fund
DelCap Fund
Value Fund

FOR TOTAL RETURN
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR GLOBAL DIVERSIFICATION
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

FOR TAX-FREE CURRENT INCOME
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

CLOSED-END EQUITY/INCOME*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceded or accompanied by a current DelCap Fund prospectus. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

[DELAWARE GROUP LOGO]
----------------------
Philadelphia - London


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

SECURITIES DEALERS ONLY
Nationwide (800) 362-7500

(C) Delaware Distributors, L.P.

                         [RECYCLE LOGO] Printed in the U.S.A. on recycled paper.

                                                            AR-016[9/95]TKO11/95